UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2006

DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State of other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

490 Villaume Avenue, South St. Paul, MN    55075
(Address of Principal Executive Offices)         (Zip Code)

 (Registrant’s telephone number, including area code)    (651) 455-1621

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events

Item 8.01.                                          Other Events.

On October 24, 2006, the U.S. Patent and Trademark Office granted Digital Angel Corporation (the “Company”) patent No. 7,125,382 titled “Embedded Bio-Sensor System.”  The patent is for the Company’s syringe-implantable glucose-sensing radio frequency identification (“RFID”) microchip.

The Company issued a press release announcing the patent award on October 25, 2006.  The press release is attached as Exhibit 99.1.

Section 9-Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits

(c)                                                                                  Exhibits

99.1   Press release issued by Digital Angel Corporation on October 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2006

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Senior Vice President and Chief Financial Officer